Reliably faster growth, consistently better profitability

Forward looking statements
Certain of the statements in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate" and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking. All forward-looking statements are subject to risks, uncertainties and other facts that may cause the actual results, performance or achievements of Pinnacle to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, without limitation, (i) unanticipated deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses, (ii) the inability of Pinnacle to continue to grow its loan portfolio at historic rates, (iii) increased competition with other financial institutions, (iv) lack of sustained growth in the economy in the Nashville-Davidson-Murfreesboro MSA, (v) rapid fluctuations or unanticipated changes in interest rates, (vi) the inability of Pinnacle to satisfy regulatory requirements for its expansion plans, (vii) the inability of Pinnacle to execute its expansion plans and (viii) changes in the legislative and regulatory environment. A more detailed description of these and other risks is contained in Pinnacle's most recent annual report on Form 10-K. Many of such factors are beyond Pinnacle's ability to control or predict, and readers are cautioned not to put undue reliance on such forward-looking statements. Pinnacle disclaims any obligation to update or revise any forward-looking statements contained in this release, whether as a result of new information, future events or otherwise.
Safe Harbor Statements

•
 Large, fast-growing metropolitan market
•
  Extremely attractive competitive landscape
•
  Reliable track record for growth and execution
•
  Strong asset quality
•
  Aggressive growth and profitability targets
•
  Attractive valuation
Why Pinnacle?
Reliably faster growth, consistently better profitability

Source:  Nasdaq, finance. yahoo.com
Pinnacle Profile
•
   High growth, one-bank holding company
•
  Headquartered in Nashville, Tennessee
•
 Market cap – $31.06 per share (1/27/06) = $484 million
•
  6 ½ years old
•
  Total assets at December 31, 2006 – $2.1 billion
•
 Reliable track record of growth and execution
•
  $1.4 billion in organic growth
•
  $  .7 billion in acquisition and goodwill

•
Fastest growing bank in the nation’s “class of 2000”
•
Largest, locally-owned financial institution
•
9 denovo branch offices in 6 years
•
Nashville’s Best Place to Work four consecutive years
•
Successful integration of Cavalry Bancorp (CAVB)
•
  $640 million in tangible assets
•
  200 associates
•
  9 full service branch offices
  Pinnacle Profile
Achievements
Reliably faster growth, consistently better profitability

Current Size and Growth Dynamics
  Size
•
  38th largest MSA
•
  1.5 million population
•
  $29 billion deposits (up 13.5% for year ended 6/30/06)
Source: U.S. Census, FDIC
A large, fast growing metropolitan market
The Nashville Market
Growth
•
  18th fastest growing population
•
  4th fastest growing per capita income
•
  Deposit growth of 13.5% vs. National avg. of 8%

•
America’s Hottest Corporate Relocation Market
•
Kiplinger's #1 Smart Places to Live
•
Top 10 City for Business and Careers
•
Hottest Headquarters MSA for the 21st century
•
Top 10 Least Costly City for Businesses
Source: Site Selection, Business Facilities, Expansion Management, Southern Business and
Development, KPMG, Kiplinger’s
The Nashville Market
Future Growth Predictors
A large, fast growing metropolitan market

  The Nashville Market
A Large, Fast Growing, Metropolitan Market
2007 PMI Risk Index for Residential Real Estate Values
% Risk of Value Decline in
24  months
1.    Pittsburgh, PA
2.
Indianapolis, IN                                                             6.4
3.
Memphis, TN                                                                 6.8
4.
Cincinnati, OH                                                               7.1
5.
Fort Worth, TX                                                              7.3
6.
Columbus, OH                                                              7.4
7.
San Antonio, TX                                                           7.5
8.
Cleveland, OH                                                               7.8
9.
Dallas, TX                                                                      8.2
10.
Houston, TX                                                                  8.2
11.
Nashville, TN                                                                 8.3
Nashville is one of the least likely markets in the U.S. to be damaged by a “real estate bubble.”
6.2

Source:  FDIC
Extremely attractive competitive landscape
Deposit Market Share Trends in the Nashville MSA
The Nashville Market

Market Share - Nashville MSA - June 2006
The Nashville Market
Source: FDIC
Extremely attractive competitive landscape
Rank	Institution	Total Deposits ($000)	Total Share (%)	06-05 Share Diff (%)

1	Regions / AmSouth	$ 6,516,716	22.78%	(1.41)%

2	SunTrust Bank	4,491,264	15.70%	(2.07)%

3	Bank of America	4,444,939	15.54%	(0.69)%

4	First Tennessee Bank	1,639,615	5.73%	0.67%

5	Pinnacle Financial Partners	1,523,298	5.32%	0.53%

6	Fifth Third Bank	1,125,104	3.93%	0.33%

7	US Bank	944,498	3.30%	(0.28)%

Total Deposits (EOP)
Total Loans (EOP)
Total Assets (EOP)
Net Income
 Reliable Track Record
$5.65M
$1.62B
$1.50B
$2.14B

Organic Asset Growth versus 2002 Commitments
Targets established in 6/02 prospectus
 Reliable Track Record
Millions
Reliably faster growth, consistently better profitability

Reliable Track Record
	Guidance		Actual
4Q02	$0.04	$0.05	$0.04
1Q03	$0.04	$0.05	$0.05
2Q03	$0.06	$0.07	$0.07
3Q03	$0.08	$0.10	$0.10
4Q03	$0.10	$0.11	$0.11
1Q04	$0.11	$0.12	$0.13
2Q04	$0.13	$0.15	$0.14
3Q04	$0.15	$0.17	$0.16
4Q04	$0.17	$0.19	$0.18
1Q05	$0.17	$0.19	$0.19
2Q05	$0.19	$0.21	$0.21
3Q05	$0.21	$0.22	$0.22
4Q04	$0.23	$0.23	$0.24
1Q06	$0.22	$0.25	$0.27 *
2Q06	$0.27	$0.29	$0.30 *
3Q06	$0.31	$0.33	$0.33 *
4Q06	$0.33	$0.35	$0.34 *
1Q07	$0.33	$0.36	-

Earnings
Guidance
* Excluding merger related charges,  see appendix A for reconciliation of non-GAAP measures

Net Charge Offs
Allowance to Total Loans (EOP)
 Non Accrual Loans to Total Loans
Weighted Average Commercial Loan Risk Rating
10 point scale:      1 through 6 = “pass” credits
     7 through 10 = criticized / classified
0.54%
4.1
  Strong Asset Quality
1.08%
0.05%

Growth Opportunity
A - Leverage existing capacity
•
  Significant room to grow share in Nashville (<6%)
•
  Existing sales force should produce additional $1 billion
     in assets
B - Add capacity in Nashville MSA
•
  Add one denovo office per year
•
   Increase the size of the sales force (Financial Advisors)
I.  Organic Growth in Nashville MSA
Reliably faster growth, consistently better profitability

Growth Opportunity
II. Acquire High Growth Middle Tennessee Banks

Criteria for acquisitions include:
1.
Substantially above average growth rate
2.
Accretive in the first 12 months
Reliably faster growth, consistently better profitability

Growth Opportunity
III.  Market Extensions in Tennessee

¬
3. Memphis
¬
1. Nashville
¬
2. Knoxville
Pinnacle’s bias for market extensions is de novo versus acquisition.
Criteria for market extensions include:
1.
Only launch when PNFP can control FAs to build a $500 - $750 million bank in < 5 years
2.
Cross breakeven in 12 months
3.
Support with additional common stock, as necessary

Reliably faster growth, consistently better profitability

Multi-year Strategic Planning Targets
Aggressive Growth and Profitability Targets
Soundness

Criticized / classified assets to capital	Allowance for loan losses to total loans
Nonperforming loans to total loans	Past due loans > 30 days
Net charged-off loans to average loans	Tier 1 leverage ratio
Total risk based capital ratio	Net noncore funding dependency

Profitability

Return on average assets	Return on average equity
Fully-diluted earnings per share	Efficiency ratio
Noninterest income to total revenues	Net interest margin

Growth

Annual growth in earnings per share	Annual growth in deposits

Market Effectiveness

Market share	Internal client service index
Internal operational quality index	Associate retention rates

Organic Asset Growth Targets in Nashville MSA
  Aggressive Growth and Profitability Targets
$2.1
$3.5
Millions
Targeted
ROA of
1.30% by
2010
Reliably faster growth, consistently better profitability

Aggressive Growth and Profitability Targets
Pinnacle Is On Track to Achieve Profitability Target
Targeted
ROA of
1.30% by
2010
0.00
0.50
1.00
1.50

Summary	December 31, 2006
Stockholders’ equity	$ 256,017,000
Tangible book equity	$ 130,344,000

Shares outstanding	15,446,000
Stockholders’ equity per share	$ 16.57
Tangible book value	$ 8.44

January 26, 2007
Closing price	$ 31.06
Price to book	1.9x
Price totangible book	3.7x

Price to 2006 actual FDEPS ($1.25 per share) *	25x

Price to 2007 projected FDEPS ($1.535 per share) **	20x

(*) Excludes impact of merger related expenses of $1.6 million incurred during 2006, see appendix A for reconciliation of non-GAAP measures.
(**) Analysts’ consensus as of January 29, 2007.
Attractive Valuation

Source:  finance.yahoo.com

Attractive Valuation
Analysts’ Forecasts for 2007 Earnings Growth
Latest Review
Earnings Targets
Firm
Date
1Q07
2007
2008
Rating
Suntrust RH
19-Jan-07
0.35
$
1.54
$
--
Buy
FTN Midwest Research
22-Jan-07
0.35
$
1.52
$
1.77
$
Neutral
Howe Barnes
22-Jan-07
--
1.54
$
1.78
$
Neutral
Baird (*)
19-Jan-07
0.34
$
1.52
$
1.93
$
Outperform
Raymond James
18-Oct-06
--
1.55
$
--
Market Perform
Sidoti & Company
19-Jan-07
0.35
$
1.53
$
1.77
$
Buy
Stanford Group
19-Jan-07
0.36
$
1.55
$
1.86
$
Hold
Stifel Nicolaus
22-Jan-07
0.35
$
1.52
$
1.80
$
Hold
Median
0.350
$
1.535
$
1.790
$
(*) Initiated coverage on 12/21/06
Median growth rates
23%
17%
Reliably faster growth, consistently better profitability

Attractive Valuation
  High Growth Peer Group Comparisons
Excellent value based on asset and earnings growth profile
* Source: SNL Quarterly Bank Digest, June 2006 – Yahoo. COM

Attractive Valuation
  Recent Pullback Provides Great Entry Point
Reliably faster growth, consistently better profitability

•
 Large, fast-growing metropolitan market
•
  Extremely attractive competitive landscape
•
  Reliable track record for growth and execution
•
  Strong asset quality
•
  Aggressive growth and profitability targets
•
  Attractive valuation
Why Pinnacle?
Reliably faster growth, consistently better profitability

Reliably faster growth, consistently better profitability

Appendix A – Reconciliation of Non-GAAP measures